UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VECTREN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

VECTREN CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Wednesday, May 11, 2011
10:00 a.m. (CDT)
One Vectren Sq.
211 N.W. Riverside Dr.
Evansville, IN 47708
For those wishing to vote in person, directions to the Vectren Corporation Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/vvc.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on May 11, 2011.

Notice is hereby given that the Annual Meeting of Shareholders of Vectren Corporation will be held at One Vectren Sq., 211 N.W. Riverside Dr., Evansville, IN 47708 on Wednesday, May 11, 2011, at 10:00 a.m. (CDT).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 27, 2011, to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR All Items and 3 years on Item 4.

1.	Election of all directors:
	01	Carl L. Chapman	05	Anton H. George	09	J. Timothy McGinley
	02	James H. DeGraffenreidt, Jr.	06	Martin C. Jischke	10	R. Daniel Sadlier
	03	Niel C. Ellerbrook	07	Robert G. Jones	11	Michael L. Smith
	04	John D. Engelbrecht	08	William G. Mays	12	Jean L. Wojtowicz

2.	Approve the Vectren Corporation At Risk Compensation Plan, as amended and restated.

3.	Approve a non-binding advisory resolution approving the compensation of the named executive officers.

4.	Provide a non-binding advisory vote as to the frequency of the non-binding shareholder vote to approve the compensation of the named executive officers.

5.	Ratify the reappointment of Deloitte & Touche LLP as the independent registered public accounting firm for Vectren for 2011.

Your Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy card and in their discretion upon such other matters that may properly come before the meeting.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on May 10, 2011.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to . Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at with “vvc Materials Request” in the subject line. The email must include:
• The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
• If you choose email delivery you must include the email address.
• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.